                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the undersigned,  John D. White, Chief Financial Officer of Lone Star Steakhouse
& Saloon, Inc., a Delaware corporation (the "Company"),  does hereby certify, to his knowledge, that:

The Quarterly  Report on Form 10-Q for the period ended September 6, 2005 of the
Company (the "Report") fully complies with the  requirements of Section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                             /s/ John D. White
                                             ---------------------------------
                                             John D. White
                                             Chief Financial Officer
                                             October 17, 2005